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Exhibit 24.1

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of AirNet Systems, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 related to the offering from time to time by holders thereof of up to 990,000 common shares, $0.01 par value, of the Company, hereby constitutes and appoints William R. Sumser as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, any and all amendments (including post-effective amendments) and documents related thereto and any request to accelerate the effectiveness of the Registration Statement on Form S-3, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, and grants unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requested and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that said attorney-in-fact and agent, and substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 2003.

/s/ JOEL E. BIGGERSTAFF Joel E. Biggerstaff

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of AirNet Systems, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 related to the offering from time to time by holders thereof of up to 990,000 common shares, $0.01 par value, of the Company, hereby constitutes and appoints Joel E. Biggerstaff as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, any and all amendments (including post-effective amendments) and documents related thereto and any request to accelerate the effectiveness of the Registration Statement on Form S-3, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, and grants unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requested and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that said attorney-in-fact and agent, and substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 2003.

/s/ WILLIAM R. SUMSER William R. Sumser

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AirNet Systems, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 related to the offering from time to time by holders thereof of up to 990,000 common shares, $0.01 par value, of the Company, hereby constitutes and appoints Joel E. Biggerstaff and William R. Sumser as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, any and all amendments (including post-effective amendments) and documents related thereto and any request to accelerate the effectiveness of the Registration Statement on Form S-3, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, and grants unto said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requested and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that said attorneys-in-fact and agents, and his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 2003.

/s/ ROGER D. BLACKWELL Roger D. Blackwell

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AirNet Systems, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 related to the offering from time to time by holders thereof of up to 990,000 common shares, $0.01 par value, of the Company, hereby constitutes and appoints Joel E. Biggerstaff and William R. Sumser as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, any and all amendments (including post-effective amendments) and documents related thereto and any request to accelerate the effectiveness of the Registration Statement on Form S-3, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, and grants unto said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requested and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that said attorneys-in-fact and agents, and his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of January, 2003.

/s/ RUSSELL M. GERTMENIAN Russell M. Gertmenian

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AirNet Systems, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 related to the offering from time to time by holders thereof of up to 990,000 common shares, $0.01 par value, of the Company, hereby constitutes and appoints Joel E. Biggerstaff and William R. Sumser as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, any and all amendments (including post-effective amendments) and documents related thereto and any request to accelerate the effectiveness of the Registration Statement on Form S-3, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, and grants unto said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requested and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that said attorneys-in-fact and agents, and his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of January, 2003.

/s/ DAVID P. LAUER David P. Lauer

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AirNet Systems, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 related to the offering from time to time by holders thereof of up to 990,000 common shares, $0.01 par value, of the Company, hereby constitutes and appoints Joel E. Biggerstaff and William R. Sumser as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, any and all amendments (including post-effective amendments) and documents related thereto and any request to accelerate the effectiveness of the Registration Statement on Form S-3, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, and grants unto said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requested and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that said attorneys-in-fact and agents, and his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of January, 2003.

/s/ BRUCE D. PARKER Bruce D. Parker

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AirNet Systems, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 related to the offering from time to time by holders thereof of up to 990,000 common shares, $0.01 par value, of the Company, hereby constitutes and appoints Joel E. Biggerstaff and William R. Sumser as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, any and all amendments (including post-effective amendments) and documents related thereto and any request to accelerate the effectiveness of the Registration Statement on Form S-3, and to file the same, with any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, and grants unto said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requested and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that said attorneys-in-fact and agents, and his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 2003.

/s/ JAMES E. RIDDLE James E. Riddle

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  Exhibit 24.1
POWER OF ATTORNEY